Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

and Carillon Life Account

Supplement to:

Excel Performance VUL (NY)

Prospectus Dated May 1, 2010

Excel Performance VUL

Prospectus Dated May 1, 2019

Supplement Dated November 6, 2025

On April 21, 2025, Macquarie Group Limited, the parent company of Delaware Management Company ("DMC"), a series of Macquarie Investment Management Business Trust ("MIMBT"), together with certain of its affiliates, and Nomura Holding America Inc. ("Nomura"), announced that they had entered into an agreement for Nomura to acquire Macquarie Asset Management's US and European public investments business. As announced on October 23, 2025, the closing of this transaction is anticipated on or about December 1, 2025 ("Closing Date"), subject to legal and regulatory approvals, client consents, and customary closing conditions. The Closing Date is subject to change.

On June 18, 2025, the Board of Trustees approved name changes, new investment advisory agreements, and sub-advisor changes for Macquarie VIP Balanced Series, Service Class and Macquarie VIP Science and Technology Series, Service Class (the "Funds") to be effective on the Closing Date. The closing will result in the automatic termination of the Funds’ investment advisory agreement and applicable sub-advisory agreements.

At the joint special shareholder meeting held on September 10, 2025, shareholders of the Funds approved the proposal to approve a new investment advisory agreement for each of the Funds. Effective on the Closing Date, DMC will remain the advisor and the applicable sub-advisors listed below will be removed. For Macquarie VIP Balanced Series, Service Class, Macquarie Investment Global Limited will become an unaffiliated sub-advisor.

•	Macquarie Investment Management Global Limited
•	Macquarie Investment Management Austria Kapitalanlage AG
•	Macquarie Investment Management Europe Limited

Effective on the Closing Date, the name of each investment option and the sub-advisor(s) are updated in your prospectus as follows:

CURRENT INFORMATION	UPDATED INFORMATION
Macquarie VIP Balanced Series, Service Class	Nomura VIP Balanced Series, Service Class
Delaware Management Company /	Delaware Management Company /
Macquarie Investment Management Global Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Europe Limited	Macquarie Investment Management Global Limited
Macquarie VIP Science and Technology Series, Service Class	Nomura VIP Science and Technology Series, Service Class
Delaware Management Company /	Delaware Management Company
Macquarie Investment Management Global Limited

All other provisions of your Policy remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2884 11-25